                                    Exhibit 21 -- Subsidiaries of the Registrant


NRG ENERGY, INC.
SUBSIDIARY LIST AS OF MARCH 26, 2001

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Arthur Kill Power LLC                  03/11/1999     Delaware            entity holding title to 842-MW Arthur
                                                                          Kill Generating Station, located on
                                                                          Staten Island, New York, includes two
                                                                          steam generating units designed to burn
                                                                          gas and oil

Astoria Gas Turbine Power LLC          03/11/1999     Delaware            entity holding title to 614-MW Astoria
                                                                          Gas Turbine Sites, located in Queens,
                                                                          New York, consist of 20 gas turbines,
                                                                          grouped into 11 units

B.L. England Operations Inc.           05/08/2000     Delaware            to act as a special purpose operating
                                                                          company to provide O&M services
                                                                          pursuant to a contract with B.L.
                                                                          England Power LLC

B.L. England Power LLC                 05/08/2000     Delaware            entity holding title to 447 MW coal and
                                                                          oil-fired generating facility in
                                                                          Beesley's Point, New Jersey

Big Cajun I Peaking Power LLC          08/03/2000     Delaware            develop, own and operate the Cajun
                                                                          expansion project

Bioconversion Partners, L.P.           12/10/1993     California          supplies biomass fuel in California

Bridgeport Harbor Power LLC            01/25/2001     Delaware            entity to hold title to 585 MW fossil
                                                                          fuel-fired generating facility located
                                                                          in southern Connecticut

Brimsdown Power Limited                12/11/1998     United Kingdom      project company for peaking unit
                                                                          associated with Enfield Energy Centre
                                                                          Limited in England

Cabrillo Power I LLC                   12/11/1998     Delaware            owns and operates Encina electric
                                                                          generation station in San Diego,
                                                                          California

Cabrillo Power II LLC                  12/11/1998     Delaware            entity holding title to 17 SDG&E
                                                                          combustion turbines in San Diego,
                                                                          California

Cadillac Renewable Energy LLC          02/27/1997     Delaware            owns Cadillac wood fired power plant in
                                                                          Michigan


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Camas Power Boiler Limited             02/06/1990     Oregon              owns waste-wood fired steam boiler in
Partnership                                                               Camas paper mill in Washington

Camas Power Boiler, Inc.               02/06/1990     Oregon              general partner in Camas Boiler Limited
                                                                          Partnership

Carolina Energy, Limited Partnership   01/12/1993     Delaware            holds remaining non-generating assets
                                                                          of the Carolina Energy transfer station
                                                                          and waste-to-energy facility in North
                                                                          Carolina

Carquinez Strait Preservation          04/15/1994     California          non-profit corporation which provides
Trust, Inc.                                                               monetary support to the communities
                                                                          surrounding the Crockett cogeneration
                                                                          facility in California

Central and Eastern Europe Power       11/25/1999     Bermuda
Fund, Ltd.

Clark Power LLC                        11/15/2000     Delaware            740 MW gas-fired Clark power station
                                                                          and related assets in Nevada

Cobee Energy Development LLC           04/02/1998     Delaware            provides international business
                                                                          development services in Latin America
                                                                          for Compania Boliviana de Energia
                                                                          Electrica S.A.

Cobee Holdings Inc.                    12/16/1996     Delaware            domestic holding company for Tosli
                                                                          Investments B.V. in Latin America

Cogeneration Corporation of America    12/05/1983     Delaware            develops, owns and operates
                                                                          cogeneration facilities in U.S.

Collinsville Operations Pty Ltd        11/30/1995     Australia           operates Collinsville coal fired power
                                                                          plant in Australia

Collinsville Power Joint Venture       01/24/1996     Australia           owns Collinsville coal fired power
(unincorporated)                                                          plant in Australia

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Compania Boliviana de Energia          04/17/1925     Canada (Nova        owns and operates hydroelectric
Electrica S.A.                                        Scotia)             facilities in Bolivia (Latin America)

Compania Electrica Central Bulo        09/10/1999     Bolivia             will eventually be the Bulo Bulo
Bulo S.A.                                                                 project company owned by Inversiones
                                                                          Bulo Bulo S.A.

Conemaugh Power LLC                    05/08/2000     Delaware            entity holding title to 1,711 MW coal
                                                                          fired generating facility located
                                                                          Conemaugh, Pennsylvania

Coniti Holding B.V.                    06/09/1995     Netherlands         international holding company for the
                                                                          Bulo Bulo project in La Paz, Bolivia

Connecticut Jet Power LLC              07/30/1999     Delaware            sells electricity

Croatia Power Group                    12/16/1999     Cayman Islands      Cayman Island entity which holds 20%
                                                                          interest in the Central and Eastern
                                                                          Europe Project Power Fund (CEEP)

Crockett Cogeneration, A California    01/11/1986     California          owns Crockett cogeneration facility in
Limited Partnership                                                       California

Curtis/Palmer Hydroelectric Company    12/01/1985     New York            owns Curtis/Palmer hydroelectric power
                                                                          plant in New York

Deepwater Operations Inc.              05/08/2000     Delaware            to act as a special purpose operating
                                                                          company to provide O&M services
                                                                          pursuant to a contract with Deepwater
                                                                          Power LLC

Deepwater Power LLC                    05/08/2000     Delaware            entity holding title to 239 MW fossil
                                                                          fuel generating facility Pensville, New
                                                                          Jersey

Denver City Energy Associates, L.P.    11/06/1996



          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Devon Power LLC                        07/30/1999     Delaware            sells electricity and thermal energy
                                                                          401-MW generation capacity located on
                                                                          the Housatonic River at Milford, Conn.

Dunkirk Power LLC                      03/10/1999     Delaware            entity holding title to Dunkirk
                                                                          Station, a four-unit, 600 MW plant, is
                                                                          located 55 miles southwest of Buffalo,
                                                                          New York

ECK Generating, s.r.o.                 11/30/1995     Czech Republic      owns new 300+ MW coal fired power plant
                                                                          expansion under construction in Kladno,
                                                                          Czech Republic

El Segundo Power II LLC                11/13/2000     Delaware            project entity to install new units #5,
                                                                          #6 and #7 at the El Segundo Generating
                                                                          Station in California, with a target
                                                                          net electrical output of 641 MW

El Segundo Power, LLC                  11/25/1997     Delaware            owns El Segundo gas fired power plant
                                                                          in California

Elk River Resource Recovery, Inc.      02/06/1995     Minnesota           inactive - proposed owner of Elk River
                                                                          waste processing facility in Minnesota

Energeticke Centrum Kladno, s.r.o.     09/30/1992     Czech Republic      owns existing coal fired power plant in
                                                                          Kladno, Czech Republic

Energy Developments Limited            08/30/1991     Australia           develops, owns and operates power
                                                      (Queensland)        generation and waste-to-energy projects
                                                                          in Australia, New Zealand, Asia and
                                                                          England

Energy Investors Fund, L.P.            01/06/1988     Delaware            domestic investment company which holds
                                                                          limited partner interests in Crockett,
                                                                          Curtis/Palmer, Windpower 87 and
                                                                          Windpower 88 projects; also a funding
                                                                          vehicle for numerous other unrelated
                                                                          projects in the U.S.

Energy National, Inc.                  09/13/1984     Utah                domestic holding company which holds
                                                                          limited partner interests in Crockett,
                                                                          Curtis/Palmer, Maine Energy Recovery
                                                                          Company, Penobscot Energy Recovery
                                                                          Company, PowerSmith, Windpower 87,
                                                                          Windpower 88 projects; general partner
                                                                          in Penobscot Energy Recovery Co.

Enfield Energy Centre Limited          03/05/1993     United Kingdom      owns Enfield gas fired power plant in
                                                                          England

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Enfield Holdings B.V.                  03/27/1996     Netherlands         international holding company for
                                                                          Enfield Energy Centre Limited project
                                                                          in England.

Enfield Operations (UK) Limited        11/04/1997     United Kingdom      holds employees for Enfield Operations,
                                                                          L.L.C. in England

Enfield Operations, L.L.C.             08/07/1997     Delaware            operates Enfield gas fired power plant
                                                                          in England

ENI Chester, Limited Partnership       10/05/1992     Oregon              inactive - was limited partner in
                                                                          Beaver Wood Project (wood burning
                                                                          project) in Chester, Maine

ENI Crockett Limited Partnership       04/10/1995     Oregon              limited partner in Crockett
                                                                          Cogeneration, A California Limited
                                                                          Partnership

ENI Curtis Falls, Limited              10/05/1992     Oregon              limited partner in Curtis/Palmer
Partnership                                                               Hydroelectric Company

Enifund, Inc.                          04/22/1988     Utah                holds property (house at Crockett
                                                                          cogeneration facility) and provides
                                                                          consulting services to Maine Energy
                                                                          Recovery Company

Enigen, Inc.                           08/17/1987     Utah                general partner in The PowerSmith
                                                                          Cogeneration Project, Limited
                                                                          Partnership

Entrade d.o.o.                         07/14/2000     Slovenia            Slovenian branch of Entrade GmbH

Entrade Deutschland GmbH               06/02/2000     Berlin, Germany     German branch of Entrade GmbH

Entrade GmbH                           01/23/1998     Switzerland         Swiss energy trading company

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Entrade Holdings B.V.                  04/07/2000     Netherlands         international holding company
                                                                          registered to do business in
                                                                          Switzerland for Entrade GmbH

ESOCO Crockett, Inc.                   12/09/1992     Oregon              operates Crockett cogeneration facility
                                                                          in California

ESOCO Fayetteville, Inc.               08/30/1996     Oregon              inactive - proposed operator of
                                                                          Fayetteville waste-to-energy facility
                                                                          in North Carolina

ESOCO Molokai, Inc.                    02/06/1990     Utah                inactive - proposed operator of Molokai
                                                                          biomass fueled power plant in Hawaii

ESOCO Orrington, Inc.                  02/01/1989     Utah                operates Penobscot Energy Recovery
                                                                          Company in Maine

ESOCO Soledad, Inc.                    02/06/1990     Utah                inactive - proposed operator of Soledad
                                                                          wood burning power plant in California

ESOCO Wilson, Inc.                     09/17/1996     Oregon              inactive - proposed operator of
                                                                          Carolina Energy waste-to-energy
                                                                          facility and transfer station in North
                                                                          Carolina

ESOCO, Inc.                            02/01/1989     Utah                domestic holding company for individual
                                                                          Esoco O&M companies

European Generating S.a.r.l.           10/16/2000     Luxembourg          Project holding company for Rybnik
                                                                          project

Flinders Coal Pty Ltd                  03/31/2000     Australia           entity holding title to 760 MW coal
                                                                          fired station in Leigh Creek, South
                                                                          Australia

Flinders Labuan (No. 1) Ltd.           08/03/2000     Labuan              Holding company for Flinders project in
                                                                          South Australia

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Flinders Labuan (No. 2) Ltd.           08/03/2000     Labuan              Holding company for Flinders project in
                                                                          South Australia

Flinders Osborne Trading Pty Ltd       08/17/2000     Australia           trading entity for 760 MW coal fired
                                                                          station in Leigh Creek, South Australia

Flinders Power Finance Pty Ltd         08/14/2000     Australia           finance holding title to 760 MW coal
                                                                          fired station in Leigh Creek, South
                                                                          Australia

Four Hills, LLC                        08/19/1996     Delaware            landfill gas collection system for
                                                                          Nashua project in New Hampshire

Gladstone Power Station Joint          03/30/1994     Australia           owns Gladstone coal fired power plant
Venture (unincorporated)                                                  in Australia

GPP Investors I, LLC                   06/23/1997     Delaware

Granite II Holding, LLC                07/16/1999     Delaware

Granite Power Partners II, L.P.        01/31/1996     Delaware

Graystone Corporation                  05/25/1989     Minnesota           general partner in Louisiana Energy
                                                                          Services, L.P.

Gunwale B.V.                           11/19/1979     Netherlands         holds shares in NRGenerating Holdings
                                                                          (No. 4) B.V. for Loy Yang project in
                                                                          Australia

Huntley Power LLC                      03/10/1999     Delaware            entity holding title to the Huntley
                                                                          Station, located three miles north of
                                                                          Buffalo, is Niagara Mohawk's largest
                                                                          coal-fired plant and is comprised of
                                                                          six units with a total nominal rating
                                                                          of 760 MW

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Indian River Operations Inc.           05/08/2000     Delaware            to act as a special purpose operating
                                                                          company to provide O&M services
                                                                          pursuant to a contract with Indian
                                                                          River Power LLC

Indian River Power LLC                 05/08/2000     Delaware            entity holding titlec to 784 MW coal
                                                                          fired generating facility located in
                                                                          Millsboro, Delaware

Inversiones Bulo Bulo S.A.             09/10/1999     Bolivia             holding company that will eventually
                                                                          indirectly own the Bulo Bulo project.

Itiquira Energetica S.A.               09/15/2000     Brazil              entity formed to develop, construct,
                                                                          own and operate a 156 MW hydroelectric
                                                                          power generation facility in the State
                                                                          of Mato Grosso, Brazil

Jackson Valley Energy Partners, L.P.   05/21/1991     California          owns and operates waste
                                                                          lignite/cogeneration plant and lignite
                                                                          mining and reclamation operation in
                                                                          California

Kanel Kangal Elektrik Limited          04/14/1998     Turkey              will own 450 MW coal-fired Kangal plant
Sirketi                                                                   in central Turkey

Kaufman Cogen LP                       05/24/1999     Delaware

Keystone Power LLC                     05/08/2000     Delaware            entity holding title to 1,711 MW coal
                                                                          fired generating facility located near
                                                                          Pittsburgh, Pennsylvania

Kiksis B.V.                            12/30/1985     Netherlands         inactive - was to be used for first
                                                                          tier Dutch B.V.  for Estonia project

Killingholme Generation Limited        10/11/1999     United Kingdom      project company for Killingholme Power
                                                                          Station in England

Killingholme Holdings Limited          02/20/2000     United Kingdom      additional holding company formed to
                                                                          hold interest in Killingholme Power
                                                                          Station through KGL in England

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Killingholme Power Limited             05/25/1999     United Kingdom      project company for 665MW gas-fired
                                                                          Killingholme A combined-cycle,
                                                                          gas-turbine power station in North
                                                                          Lincolnshire, England.

Kingston Cogeneration Limited                         Canada (Ontario)    owns Kingston cogeneration facility in
Partnership                                                               Ontario, Canada

Kissimee Power Partners, Limited       02/18/1992     Delaware            limited partner in Cypress Energy
Partnership                                                               Partners, Limited Partnership in Florida

Kladno Power (No. 1) B.V.              01/23/1995     Netherlands         international holding company in
                                                                          Energeticke Centrum Kladno, s.r.o. in
                                                                          Czech Republic

Kladno Power (No. 2) B.V.              01/23/1995     Netherlands         international holding company in Matra
                                                                          Powerplant Holding B.V. in Czech
                                                                          Republic (ECKG)

Kraftwerk Schkopau                                    Germany             operates Schkopau coal fired power
Betriebsgesellschaft mbH                                                  plant in Germany

Kraftwerk Schkopau GbR                                Germany             owns Schkopau coal fired power plant
                                                                          assets in Germany

KUSEL Kutahya Seyitomer Elektrik       04/19/2000     Turkey              will own as a part of a consortium
Limited Sirketi                                                           Seyitomer 600 MW lignite-fired plant
                                                                          plant in Turkey

Lakefield Junction LLC                 06/30/1998     Delaware            owns peaking plant 550-megawatt (MW)
                                                                          generation facility consisting of six
                                                                          natural gas-fired combustion turbine
                                                                          generators

Lambique Beheer B.V.                   01/06/1977     Netherlands         international holding company in MIBRAG
                                                                          B.V. and Mitteldeutsche
                                                                          Braunkohlengesellschaft mbH in Germany

Landfill Power LLC                     05/02/1994     Wyoming             owns and operates Flying Cloud landfill
                                                                          gas fueled power generation facility in
                                                                          Eden Prairie, Minnesota

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Langage Energy Park Limited            11/30/1999     United Kingdom      will own land for project in Plymouth
                                                                          England????

Le Paz Incorporated                    06/01/1990     Minnesota           limited partner in Louisiana Energy
                                                                          Services, L.P.

LFG Partners, L.L.C.                   08/10/1995     Delaware            inactive - landfill gas collection
                                                                          system for Yaworski project in
                                                                          Connecticut

Long Beach Generation LLC              02/04/1998     Delaware            owns Long Beach gas fired power plant
                                                                          in California

Long Island Cogeneration, L.P.         11/01/1997     New York            inactive - holds contracts for Long
                                                                          Island cogeneration facility in New
                                                                          York which was never constructed

Louisiana Energy Services, L.P.        04/09/1990     Delaware            owns uranium enrichment facility under
                                                                          development in Louisiana

Louisiana Generating LLC               06/14/1996     Delaware            will own Cajun non-nuclear generating
                                                                          assets in Louisiana (including gas and
                                                                          coal fired generation) 1,708MW

Loy Yang Power Management Pty Ltd      03/25/1997     Australia           operates Loy Yang coal fired power
                                                      (Victoria)          plant in Australia

Loy Yang Power Partners                04/17/1997     Australia           Name of Partnership (4 owners) for owns
                                                                          Loy Yang coal fired power plant in
                                                                          Australia

Loy Yang Power Projects Pty Ltd        03/25/1997     Australia           provides technical services to Loy Yang
                                                      (Victoria)          coal fired power plant in Australia

LS Power Management, LLC               07/29/1998     Delaware

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
LSP Batesville Funding Corporation     08/03/1998     Delaware

LSP Batesville Holding, LLC            07/29/1998     Delaware

LSP Energy Limited Partnership         02/07/1996     Delaware

LSP Energy, Inc.                       02/01/1996     Delaware

LSP Equipment, LLC                     10/19/1999     Delaware

LSP-Denver City, Inc.                  10/01/1996     Delaware

LSP-Hardee Energy, LLC                 08/25/2000     Delaware

LSP-Kendall Energy, LLC                11/02/1998     Delaware

LSP-Nelson Energy, LLC                 03/01/1999     Delaware

LSP-Pike Energy, LLC                   01/21/2000     Delaware

Maine Energy Recovery Company          06/30/1983     Maine               owns waste-to-energy facility in
                                                                          Biddeford, Maine

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Matra Powerplant Holding B.V.          11/28/1995     Netherlands         international holding company in ECK
                                                                          Generating, s.r.o. in Czech Republic

Meriden Gas Turbines LLC               12/20/2000     Delaware            project entity to hold 540 MW
                                                                          greenfield natural gas-fired combined
                                                                          cycle electric generating facility in
                                                                          central Connecticut

MESI Fuel Station #1 LLC               10/28/1999     Delaware            Project company for

MIBRAG B.V.                            12/09/1993     Netherlands         owns 99% of MIBRAG coal mines and coal
                                                                          fired power plants in Germany

MidAtlantic Generation Holding LLC     08/20/2000     Delaware            domestic holding company for
                                                                          MidAtlantic region

Mid-Continent Power Company, L.L.C.    12/12/1997     Delaware            owns Mid-Continent Power Company
                                                                          cogeneration facility in Oklahoma

Middletown Power LLC                   07/30/1999     Delaware            sells electricity and thermal energy-
                                                                          856MW steam-powered plant located
                                                                          beside the Connecticut River in
                                                                          Middletown, Conn

Minnesota Methane Holdings LLC         04/08/1996     Delaware            inactive - domestic holding company

Minnesota Methane II LLC               04/08/1997     Delaware            owns and operates original 3
                                                                          NEO/Ziegler landfill gas projects
                                                                          (Edward Kraemer in Burnsville, MN;
                                                                          Flying Cloud in Eden Prairie, MN and
                                                                          Nashua in New Hampshire)

Minnesota Methane LLC                  10/15/1993     Wyoming             owns and operates 18 landfill gas
                                                                          projects in the U.S. financed by Lyon
                                                                          Credit

Minnesota Waste Processing Company,    11/01/1993     Delaware            owns municipal solid waste processing
L.L.C.                                                                    facility and transfer station in
                                                                          Minnesota

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Mitteldeutsche                         11/30/1993     Germany             operates MIBRAG coal mines and coal
Braunkohlengesellschaft mbH                                               fired power plants in Germany

MM Albany Energy LLC                   01/08/1997     Delaware            landfill gas fueled power generation
                                                                          for project in New York

MM Biogas Power LLC                    04/08/1996     Delaware            domestic holding company - owns 100%
                                                                          interest in landfill gas fueled power
                                                                          generation projects not being financed

MM Burnsville Energy LLC               10/14/1997     Delaware            landfill gas fueled power generation
                                                                          for Edward Kraemer landfill in Minnesota

MM Corona Energy LLC                   01/08/1997     Delaware            landfill gas fueled power generation
                                                                          for O'Brien project in California

MM Cuyahoga Energy LLC                 06/18/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Cleveland, Ohio

MM El Sobrante Energy LLC              02/10/2000     Delaware            landfill gas power generation in
                                                                          California

MM Erie Power LLC                      08/17/1999     Delaware            landfill gas fueled power generation
                                                                          for project in Denver, Colorado

MM Ft. Smith Energy LLC                10/14/1997     Delaware            will sell landfill gas to other
                                                                          companies in Arkansas - not a GENCO

MM Hackensack Energy LLC               04/08/1997     Delaware            landfill gas fueled power generation
                                                                          for HMDC/Balefill/Kingsland O'Brien
                                                                          projects in Lyndhurst, New Jersey

MM Hartford Energy LLC                 05/16/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Connecticut

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
MM Lopez Energy LLC                    12/13/1996     Delaware            landfill gas fueled power generation
                                                                          for Lopez Canyon project in Los
                                                                          Angeles, California

MM Lowell Energy LLC                   01/08/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Massachusetts

MM Martinez Energy LLC                 08/17/1999     Delaware            landfill gas fueled power generation
                                                                          for project in California

MM Nashville Energy LLC                06/20/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Tennessee

MM Northern Tier Energy LLC            03/11/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Pennsylvania

MM Phoenix Energy LLC                  01/20/1998     Delaware            landfill gas fueled power generation
                                                                          for project in Arizona

MM Prima Deshecha Energy LLC           01/08/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Orange County, California

MM Prince William Energy LLC           06/18/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Virginia

MM Riverside LLC                       12/19/1996     Delaware            landfill gas fueled power generation
                                                                          for project in California

MM San Bernardino Energy LLC           11/13/2000     Delaware

MM San Diego LLC                       01/08/1997     Delaware            landfill gas fueled power generation
                                                                          for Miramar project in California

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
MM SKB Energy LLC                      06/20/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Pennsylvania

MM Spokane Energy LLC                  01/08/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Washington

MM Tacoma LLC                          12/19/1996     Delaware            landfill gas fueled power generation
                                                                          for project in Washington

MM Tajiguas Energy LLC                 01/20/1998     Delaware            landfill gas fueled power generation
                                                                          for project in Santa Barbara, California

MM Taunton Energy LLC                  01/08/1997     Delaware            landfill gas fueled power generation
                                                                          for project in Massachusetts

MM Tomoka Farms Energy LLC             03/11/1997     Delaware            landfill gas fueled power generation
                                                                          for Volusia project in Florida

MM Tri-Cities Energy LLC               02/10/2000     Delaware            landfill gas power generation in
                                                                          California

MM Tulare Energy LLC                   05/16/1997     Delaware            landfill gas fueled power generation
                                                                          for Visalia project in California

MM West Covina LLC                     12/04/1995     Delaware            landfill gas fueled power generation
                                                                          for BKK project in California

MM Woodville Energy LLC                02/11/1998     Delaware            landfill gas fueled power generation
                                                                          for project in California

MM Yolo Power LLC                      02/14/1996     Delaware            landfill gas fueled power generation
                                                                          for project in California


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
MMSB Transco Holdings LLC              12/30/1998     Delaware            transport landfill gas for re-sale

Montville Power LLC                    07/30/1999     Delaware            sells electricity and thermal energy
                                                                          -498MW Montville Station is located on
                                                                          the Thames River in Uncasville, Conn

Mt. Poso Cogeneration Company, A       10/15/1986     California          owns Mt. Poso cogeneration facility in
California Limited Partnership                                            California

NEO Albany, L.L.C.                     09/12/1995     Delaware            landfill gas collection system for
                                                                          project in New York

NEO Burnsville, LLC                    10/25/1996     Delaware            landfill gas collection system for
                                                                          Edward Kraemer landfill in Minnesota

NEO California Power LLC               09/21/2000     Delaware            entity formed to submit bid to
                                                                          California ISO on 3,000 MW of
                                                                          distributed generation.

NEO Chester-Gen LLC                    07/13/2000     Delaware            owns 3.4 MW cogeneration facility in
                                                                          Chester, Pennsylvania

NEO Corona LLC                         01/08/1997     Delaware            landfill gas collection system for
                                                                          O'Brien project in California

NEO Corporation                        05/27/1993     Minnesota           develops, owns and operates landfill
                                                                          gas, hydroelectric and small
                                                                          cogeneration projects in the U.S.

NEO Cuyahoga, LLC                      10/31/1996     Delaware            landfill gas collection system for
                                                                          project in Cleveland, Ohio

NEO ECO 11 LLC                         05/09/2000     Delaware            will own a 50% interest in a Synthetic
                                                                          coal processing facility - currently
                                                                          inactive - will close within a month or
                                                                          so

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NEO Edgeboro, LLC                      01/06/1997     Delaware            landfill gas collection system for
                                                                          O'Brien project in New Jersey

NEO El Sobrante LLC                    02/10/2000     Delaware            landfill gas collection system

NEO Erie LLC                           08/17/1999     Delaware            landfill gas collection system for
                                                                          project in Denver, Colorado

NEO Fitchburg LLC                      01/16/1997     Delaware            landfill gas collection system for
                                                                          project in Massachusetts

NEO Freehold-Gen LLC                   07/13/2000     Delaware            owns 2.1 MW cogeneration facility in
                                                                          Freehold, NJ

NEO Ft. Smith LLC                      10/14/1997     Delaware            landfill gas collection system for
                                                                          project in Arkansas

NEO Hackensack, LLC                    01/06/1997     Delaware            landfill gas collection system for
                                                                          HMDC/Balefill/Kingsland O'Brien
                                                                          projects in Lyndhurst, New Jersey

NEO Hartford, LLC                      10/13/1995     Delaware            landfill gas collection system for
                                                                          project in Connecticut

NEO Landfill Gas Holdings Inc.         04/08/1996     Delaware            domestic holding company - provides O&M
                                                                          services for landfill gas projects

NEO Landfill Gas Inc.                  04/08/1996     Delaware            domestic holding company - holds 99%
                                                                          interest in landfill gas collection
                                                                          system projects financed by Lyon Credit

NEO Lopez Canyon LLC                   01/04/1996     Delaware            landfill gas collection system for
                                                                          project in Los Angeles, California

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NEO Lowell LLC                         01/16/1997     Delaware            landfill gas collection system for
                                                                          project in Massachusetts

NEO Martinez LLC                       08/18/1999     Delaware            landfill gas collection system for
                                                                          project in California

NEO MESI LLC                           10/12/1999     Delaware            produce and sell synthetic fuel (coal
                                                                          briquettes) in Kentucky

NEO Nashville LLC                      06/20/1997     Delaware            landfill gas collection system for
                                                                          project in Tennessee

NEO Northern Tier LLC                  03/11/1997     Delaware            landfill gas collection system for
                                                                          project in Pennsylvania

NEO Phoenix LLC                        01/04/1996     Delaware            landfill gas collection system for
                                                                          project in Arizona

NEO Power Services Inc.                04/11/2000     Delaware

NEO Prima Deshecha LLC                 01/16/1997     Delaware            landfill gas collection system for
                                                                          project in Orange County, California

NEO Prince William, LLC                10/30/1996     Delaware            landfill gas collection system for
                                                                          project in Virginia

NEO Riverside LLC                      12/19/1996     Delaware            landfill gas collection system for
                                                                          project in California

NEO San Bernardino LLC                 06/26/1998     Delaware            landfill gas collection system for
                                                                          project in California


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NEO San Diego LLC                      10/12/1995     Delaware            landfill gas collection system for
                                                                          Miramar project in California

NEO SKB LLC                            10/14/1997     Delaware            landfill gas collection system for
                                                                          project in Pennsylvania

NEO Spokane LLC                        11/22/1995     Delaware            landfill gas collection system for
                                                                          project in Washington

NEO Tacoma, L.L.C.                     10/31/1995     Delaware            landfill gas collection system for
                                                                          project in Washington

NEO Tajiguas LLC                       12/05/1995     Delaware            landfill gas collection system for
                                                                          project in Santa Barbara, California

NEO Taunton LLC                        01/16/1997     Delaware            landfill gas collection system for
                                                                          project in Massachusetts

NEO Toledo-Gen LLC                     07/13/2000     Delaware            owns 1.0 MW cogeneration facility in
                                                                          Toledo, Ohio

NEO Tomoka Farms LLC                   12/05/1995     Delaware            landfill gas collection system for
                                                                          Volusia project in Florida

NEO Tri-Cities LLC                     02/10/2000     Delaware            landfill gas collection system in
                                                                          California

NEO Tulare LLC                         12/05/1995     Delaware            landfill gas collection system for
                                                                          Visalia project in California

NEO West Covina LLC                    07/16/1997     Delaware            landfill gas collection system for BKK
                                                                          project in California

          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NEO Woodville LLC                      02/11/1998     Delaware            landfill gas collection system for
                                                                          project in California

NEO Yolo LLC                           12/23/1996     Delaware            landfill gas collection system for
                                                                          project in California

New Haven Harbor Power LLC             01/25/2001     Delaware            entity to hold title to 466 MW fossil
                                                                          fuel-fired generating facility located
                                                                          in southern Connecticut

North American Thermal Systems         07/27/1995     Ohio                develops district heating and cooling
Limited Liability Company                                                 projects in the U.S.; general partner
                                                                          in Pittsburgh Thermal, Limited
                                                                          Partnership and San Francisco Thermal,
                                                                          Limited Partnership

Northbrook Acquisition Corp.           12/23/1994     Delaware            domestic holding company in STS
                                                                          Hydropower Ltd.

Northbrook Carolina Hydro, L.L.C.      10/05/1995     Delaware            owns and operates hydroelectric power
                                                                          plants in North Carolina and South
                                                                          Carolina

Northbrook Energy, L.L.C.              11/04/1994     Delaware            develops hydroelectric power projects
                                                                          in the U.S.

Northbrook New York LLC                06/21/1999     Delaware            Project company

Northeast Generation Holding LLC       04/29/1999     Delaware            to hold 50% interest in NRG Northeast
                                                                          Generating LLC

Norwalk Power LLC                      07/30/1999     Delaware            sells electricity and thermal
                                                                          energy-353MW on Manresa Island at the
                                                                          mouth of Norwalk Harbor

NR(Gibraltar)                          12/11/1998     Gibraltar           inactive company utilized during the
                                                                          Enfield transactions in England


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG Affiliate Services Inc.            01/11/2000     Delaware            sponsor and hold the contracts and 401k
                                                                          plans for CL&P, Somerset and other
                                                                          entities.

NRG Arthur Kill Operations Inc.        04/29/1999     Delaware            Special purpose operating company to
                                                                          provide O&M services contract to Arthur
                                                                          Kill Power LLC

NRG Asia-Pacific, Ltd.                 04/23/1993     Delaware            provides international business
                                                                          development services in Australia and
                                                                          the Pacific Rim region

NRG Astoria Gas Turbine Operations     04/29/1999     Delaware            Special purpose operating company to
Inc.                                                                      provide O&M services contract to
                                                                          Astoria Gas Turbine Power LLC

NRG Bridgeport Harbor Operations       12/13/2000     Delaware            Operating entity for Bridgeport Harbor
Inc.                                                                      Station, a 585 MW fossil fuel-fired
                                                                          generating facility located in southern
                                                                          Connecticut

NRG Cabrillo Power Operations Inc.     04/19/1999     Delaware            Special purpose operating company to
                                                                          provide O&M services contract to
                                                                          Cabrillo Power I LLC and Cabrillo Power
                                                                          II LLC

NRG Cadillac Inc.                      04/15/1997     Delaware            domestic holding company in Cadillac
                                                                          Renewable Energy LLC

NRG Cadillac Operations Inc.           08/15/1997     Delaware            proposed operator for Cadillac wood
                                                                          fired power plant in Michigan

NRG Caymans Company                    12/07/1999     Cayman Islands      Cayman Island holding company for
                                                                          Croatia Power Group

NRG Caymans-C                          12/09/1999     Cayman Islands      Cayman Island holding company for
                                                                          SLAP-C corporation interests

NRG Caymans-P                          12/09/1999     Cayman Islands      Cayman Island holding company for
                                                                          SLAP-P partnership interests


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG Central U.S. LLC                   01/12/2000     Delaware            to hold 50% interest in NRG Central
                                                                          Generating LLC (issuer in the Cajun
                                                                          deal)

NRG Collinsville Operating Services    11/23/1995     Australia           international holding company in
Pty Ltd                                                                   Collinsville Operations Pty Ltd in
                                                                          Australia

NRG ComLease LLC                       10/03/2000     Delaware            entity used to hold Lease Agreements
                                                                          for placement of cell towers on NRG
                                                                          owned stacks

NRG Connecticut Affiliate Services     09/23/1999     Delaware            This entity will house the payroll for
Inc.                                                                      the four Connecticut Operations,
                                                                          sponsor the Pension, 401(k), Welfare
                                                                          plans, etc. (NRG Middletown Operations
                                                                          Inc., NRG Montville Operations Inc.,
                                                                          NRG Norwalk Harbor Operations Inc., NRG
                                                                          Devon Operations Inc.)

NRG Connecticut Ancillary Assets LLC   01/25/2001     Delaware            project entity for Bridgeport Harbor
                                                                          Station, a 585 MW fossil fuel-fired
                                                                          generating facility located in southern
                                                                          Connecticut

NRG Connecticut Generating LLC         12/09/1999     Delaware            Sole Member of Devon Power LLC, Norwalk
                                                                          Power LLC, Middletown Power LLC,
                                                                          Montville Power LLC and Connecticut Jet
                                                                          Power LLC

NRG Connecticut Power Assets LLC       01/25/2001     Delaware            project entity for New Haven Harbor
                                                                          Station, a 466 MW fossil fuel-fired
                                                                          generating facility located in southern
                                                                          Connecticut

NRG Development Company Inc.           08/30/1999     Delaware            entity created to limit development
                                                                          exposure on projects where NRG Energy,
                                                                          Inc. is pursuing the transaction with
                                                                          certain types of partners on DOMESTIC
                                                                          transactions

NRG Devon Operations Inc.              08/23/1999     Delaware            special purpose operating company to
                                                                          provide O&M services contract to Devon
                                                                          Power LLC

NRG Dunkirk Operations Inc.            04/29/1999     Delaware            Special purpose operating company to
                                                                          provide O&M services contract to
                                                                          Dunkirk Power LLC

NRG Eastern LLC                        04/29/1999     Delaware            to hold 50% interest in NRG Northeast
                                                                          Generating LLC


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG El Segundo Operations Inc.         01/20/1998     Delaware            proposed operator for El Segundo (and
                                                                          Long Beach as soon NRG Long Beach
                                                                          Operations Inc. is merged into this
                                                                          entity) gas fired power plants in
                                                                          California

NRG Energeticky Provoz, s.r.o.         06/06/1997     Czech Republic      operates coal fired power plants in
                                                                          Kladno, Czech Republic

NRG Energy Center Dover LLC            07/12/2000     Delaware            own 18 MW cogeneration facility and
                                                                          80 MW expansion project in Dover,
                                                                          Delaware.

NRG Energy Center Grand Forks LLC      10/27/1999     Delaware            owns assets in connection with a
                                                                          contract to provide steam at the Grand
                                                                          Forks Air Force Base

NRG Energy Center Harrisburg Inc.      04/25/2000     Delaware            entity to provide steam to the central
                                                                          business district of Harrisburg, PA

NRG Energy Center Minneapolis LLC      10/27/1999     Delaware            owns and operates the district heating
                                                                          and cooling system serving customers in
                                                                          the downtown Minneapolis area

NRG Energy Center Paxton Inc.          04/25/2000     Delaware            will own the cogen and sell steam to
                                                                          NRG Energy Center Harrisburg Inc.

NRG Energy Center Pittsburgh LLC       10/27/1999     Delaware            eventually will own and operate the
                                                                          Pittsburgh Thermal district heating and
                                                                          cooling plant which currently serves
                                                                          approx 25 customers in the Pittsburgh
                                                                          area. Will be regulated under the
                                                                          Pennsylvania Public Utility Commission
                                                                          Rules

NRG Energy Center Rock Tenn LLC        10/27/1999     Delaware            owns assets in connection with the sale
                                                                          of steam to Rock-Tenn Corporation in
                                                                          St. Paul.

NRG Energy Center Round Mountain LLC   01/12/2001     Delaware            will own and operate a 44 MW
                                                                          cogeneration facility to be located in
                                                                          Bakersfield, CA

NRG Energy Center San Diego LLC        10/27/1999     Delaware            eventually will own and operate
                                                                          San Diego Power & Cooling, a chilled
                                                                          water plant serving customers in
                                                                          downtown San Diego area


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG Energy Center San Francisco LLC    07/30/1991     Delaware            provides district heating and cooling
                                                                          services in California

NRG Energy Center Washco LLC           10/27/1999     Delaware            Owns assets in connection with the sale
                                                                          of steam to Anderson Corporation and
                                                                          the State of Minnesota Correctional
                                                                          Facility

NRG Energy CZ, s.r.o.                  11/01/1995     Czech Republic      provides international business
                                                                          development services in the Czech
                                                                          Republic and Europe

NRG Energy Development GmbH            08/16/1994     Germany             provides international business
                                                                          development services in Germany and
                                                                          Europe

NRG Energy Jackson Valley I, Inc.      04/10/1991     California          general partner in Jackson Valley
                                                                          Energy Partners, L.P.

NRG Energy Jackson Valley II, Inc.     04/10/1991     California          limited partner in (i) Jackson Valley
                                                                          Energy Partners, L.P., (ii) San Joaquin
                                                                          Valley Energy Partners I, L.P., (iii)
                                                                          San Joaquin Valley Energy Partners IV,
                                                                          L.P. and (iv) Bioconversion Partners,
                                                                          L.P.

NRG Energy Ltd.                        10/19/1993     United Kingdom      provides international business
                                                                          development services in the U.K. and
                                                                          Europe

NRG Energy PL Sp. z o.o.               10/01/1999     Poland              provides international business
                                                                          development services in Poland

NRG Energy, Inc.                       05/29/1992     Delaware            develops, builds, acquires, owns and
                                                                          operates non-regulated energy-related
                                                                          businesses world-wide

NRG Finance Company I LLC              02/06/2001     Delaware            Will act as the borrower under the
                                                                          proposed $2 billion construction
                                                                          revolver

NRG Flinders Operating Services Pty    08/14/2000     Australia           operating entity for 760 MW coal fired
Ltd                                                                       station in Leigh Creek, South Australia


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG Gladstone Operating Services       09/23/1993     Australia           operates Gladstone coal fired power
Pty Ltd                                                                   plant in Australia

NRG Gladstone Superannuation Pty Ltd   10/29/1993     Australia           holds pension assets for employees of
                                                                          Gladstone coal fired power plant in
                                                                          Australia

NRG Granite Acquisition LLC            11/03/2000     Delaware            Holding company for LS Power acquisition

NRG Huntley Operations Inc.            04/29/1999     Delaware            Special purpose operating company to
                                                                          provide O&M services contract to
                                                                          Huntley Power LLC

NRG International Development Inc.     10/14/1999     Delaware            entity created to limit development
                                                                          exposure on projects where NRG Energy,
                                                                          Inc. is pursuing the transaction with
                                                                          certain types of partners on
                                                                          INTERNATIONAL transactions

NRG International II Inc.              12/04/1997     Delaware            domestic holding company

NRG International III Inc.             11/17/2000     Delaware            domestic holding company - Dutch
                                                                          restructuring

NRG International Services Company     01/21/1998     Delaware            holds service agreements with
                                                                          expatriates and international
                                                                          consultants

NRG International, Inc.                10/21/1992     Delaware            domestic holding company

NRG Kaufman LLC                        12/11/2000     Delaware            holding company for power generation
                                                                          project near Mesquite, Texas.  The
                                                                          general partner of Kaufman Cogen LP

NRG Lakefield Inc.                     02/05/1999     Delaware            special purpose entity to hold NRG's
                                                                          50% member interest in Lakefield
                                                                          Junction LLC


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG Lakefield Junction LLC             02/17/2000     Delaware            entity formed to act as limited partner
                                                                          in Lakefield Junction L.P. in order to
                                                                          develop, construct, own and operate
                                                                          peaking power generating facility in
                                                                          Martin County, Minnesota

NRG Latin America Inc.                 08/18/1997     Delaware            provides international business
                                                                          development services in Latin America

NRG Louisiana LLC                      04/07/2000     Delaware            Hold for potential Conoco project.

NRG Mesquite LLC                       12/11/2000     Delaware            project company for power generation
                                                                          project near Mesquite, Texas.  The
                                                                          limited partner of Kaufman Cogen LP

NRG Mextrans Inc.                      09/21/1999     Delaware            This entity will develop a transmission
                                                                          line from Palo Verde power station
                                                                          through Arizona, into Mexico and back
                                                                          up into California, per a Presidential
                                                                          Permit (in development stage).

NRG MidAtlantic Affiliate Services     02/14/2001     Delaware            Payroll company for O&M employees
Inc.                                                                      arising out of Conectiv acquisition.
                                                                          Will have 300-400 employees first year.

NRG MidAtlantic Generating LLC         05/08/2000     Delaware            holds 50% interest in MidAtlantic
                                                                          Generation Holding LLC

NRG MidAtlantic LLC                    08/23/2000     Delaware            holds 50% interest in MidAtlantic
                                                                          Generation Holding LLC

NRG Middletown Operations Inc.         08/23/1999     Delaware            special purpose operating company to
                                                                          provide O&M services contract to
                                                                          Middletown Power LLC

NRG Montville Operations Inc.          08/23/1999     Delaware            special purpose operating company to
                                                                          provide O&M services contract to
                                                                          Montville Power LLC

NRG New England Affiliate Services     02/14/2001     Delaware            Payroll company for O&M employees
Inc.                                                                      arising out of Wisvest acquisition.
                                                                          Will have 150-200 employees first year.


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG New Haven Harbor Operations Inc.   12/13/2000     Delaware            Operating entity for New Haven Harbor
                                                                          Station, a 466 MW fossil fuel-fired
                                                                          generating facility located in southern
                                                                          Connecticut

NRG New Roads Generating LLC           07/19/1996     Delaware            inactive - alternative domestic holding
                                                                          company for Cajun non-nuclear
                                                                          generating assets in Louisiana
                                                                          (including gas and coal fired
                                                                          generation)

NRG New Roads Holdings LLC             03/07/2000     Delaware            Holding company to hold title to
                                                                          certain Cajun assets that, due to
                                                                          federal regulatory reasons could not be
                                                                          held by Louisiana Generating LLC

NRG Northeast Affiliate Services       05/19/1999     Delaware            manage payroll and benefits for Huntley
Inc.                                                                      and Dunkirk (approximately 330
                                                                          employees)

NRG Northeast Generating LLC           03/11/1999     Delaware            special purpose holding company entity
                                                                          to facilitate east coast  pool financing

NRG Norwalk Harbor Operations Inc.     08/23/1999     Delaware            Special purpose operating company to
                                                                          provide O&M services contract to Oswego
                                                                          Power LLC and Norwalk Power LLC

NRG Operating Services, Inc.           10/21/1992     Delaware            currently provides O&M services for
                                                                          Artesia, Cadillac, Collinsville,
                                                                          Gladstone and Minneapolis Energy Center
                                                                          projects

NRG Oswego Harbor Power Operations     04/29/1999     Delaware            Special purpose operating company to
Inc.                                                                      provide O&M services contract to Oswego
                                                                          Power LLC

NRG PacGen Inc.                        10/28/1997     Delaware            domestic holding company which acquired
                                                                          100% of the stock of Pacific Generation
                                                                          Company

NRG Pensions Limited                                  United Kingdom      Entity to hold pensions for UK
                                                                          Employees/Killingholme

NRG Power Marketing Inc.               08/18/1997     Delaware            holds power marketing license


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG Processing Solutions LLC           08/23/2000     Delaware            formed to own certain assets for the
                                                                          intake, separation, processing and sale
                                                                          of yard waste and separated organize
                                                                          compost (acquire assets from SKB
                                                                          Environmental)

NRG Rocky Road LLC                     10/04/1999     Delaware            special purpose LLC formed to hold the
                                                                          50% membership interest in Rocky Road
                                                                          LLC (a potential acquisition from
                                                                          Dynegy) (single member LLC) natural
                                                                          gas-fired, simple-cycle peaking
                                                                          facility in East Dundee, Il.

NRG Sabine River Works GP LLC          11/13/2000     Delaware            general partner of the Sabine River 450
                                                                          MW gas-fired cogeneration project under
                                                                          construction in Orange, Texas

NRG Sabine River Works LP LLC          11/13/2000     Delaware            limited partner of the Sabine River 450
                                                                          MW gas-fired cogeneration project under
                                                                          construction in Orange, Texas

NRG Services Corporation               06/06/1996     Delaware            provides payroll and benefits services
                                                                          through service agreements with
                                                                          individual O&M companies

NRG South Central Affiliate            02/14/2001     Delaware            Payroll company for O&M employees
Services Inc.                                                             arising out of acquisition in the south
                                                                          central region.  Will have 50 employees
                                                                          first year.

NRG South Central Generating LLC       01/12/2000     Delaware            special purpose holding company entity
                                                                          to facility central pool financing

NRG Sterlington Power LLC              11/13/1998     Delaware            entity holding title to 200 MW simply
                                                                          cycle gas peaking facility in
                                                                          Sterlington, Louisiana

NRG Sunnyside Operations GP Inc.       02/15/1995     Delaware            general partner in Sunnyside Operations
                                                                          Associates L.P.

NRG Sunnyside Operations LP Inc.       02/15/1995     Delaware            limited partner in Sunnyside Operations
                                                                          Associates L.P.

NRG Thermal Corporation                10/25/1999     Delaware            the sole member of all the llcs under
                                                                          the new thermal restructuring


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRG Thermal Operating Services LLC     10/27/1999     Delaware            at this time has no assets

NRG Thermal Services Inc.              07/05/2000     Delaware            This entity will hold the chiller plant
                                                                          assets and diesel services business for
                                                                          NRG Energy Center Harrisburg Inc.

NRG Valmy Power Holdings LLC           11/15/2000     Delaware            holding company for 50% interest in
                                                                          Valmy Power LLC

NRG Valmy Power LLC                    11/15/2000     Delaware            holding company for 50% interest in
                                                                          Valmy Power LLC

NRG Victoria I Pty Ltd                 12/10/1996     Australia           international holding company in NRG
                                                                          Victoria II Pty Ltd and NRG Victoria
                                                                          III Pty Ltd in Australia

NRG Victoria II Pty Ltd                12/10/1996     Australia           international holding company in NRG
                                                                          Victoria III Pty Ltd in Australia

NRG Victoria III Pty Ltd               12/10/1996     Australia           international holding company in Energy
                                                                          Developments Limited in Australia

NRG West Coast Inc.                    06/02/1999     Delaware            to act as holding company for West
                                                                          coast limited liability companies

NRG Western Affiliate Services Inc.    08/27/1999     Delaware            manage payroll and benefits for El
                                                                          Segundo and Long Beach

NRGenerating (Gibraltar)               08/11/2000     Gibraltar           Gibraltar entity formed to assist with
                                                                          the NRGIBV/Australian holding structure
                                                                          through Luxembourg

NRGenerating Energy Trading Ltd.       02/20/2000     United Kingdom      international power marketing entity
                                                                          held under NRGenerating, Ltd. in
                                                                          England


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRGenerating Holdings (No. 1) B.V.     06/12/1995     Netherlands         international holding company in
                                                                          Collinsville Power Joint Venture in
                                                                          Australia

NRGenerating Holdings (No. 11) B.V.    07/08/1996     Netherlands         will own assets for Langage Energy Park
                                                                          project in Plymouth England

NRGenerating Holdings (No. 13) B.V.    03/17/1999     Netherlands         will own land for power plant on
                                                                          greenfield site at Langage England
                                                                          (f/k/a Plymouth Energy Centre)

NRGenerating Holdings (No. 14) B.V.    03/17/1999     Netherlands         international holding company
                                                                          registered to do business in Estonia

NRGenerating Holdings (No. 15) B.V.    03/17/1999     Netherlands         Dutch holding company registered to do
                                                                          business in England for use with the
                                                                          Killingholme project

NRGenerating Holdings (No. 16) B.V.    03/17/1999     Netherlands         inactive - international holding
                                                                          company registered to do business in
                                                                          [HOLD FOR SHAUN]

NRGenerating Holdings (No. 17) B.V.    03/17/1999     Netherlands         Dutch holding company registered to do
                                                                          business in TURKEY will hold interest
                                                                          in consortium called KUSEL Kutahya
                                                                          Seyitomer Elektrik Limited Sirketi

NRGenerating Holdings (No. 18) B.V.    04/07/2000     Netherlands         international holding company for
                                                                          Rybnik project in Poland

NRGenerating Holdings (No. 19) B.V.    04/07/2000     Netherlands         inactive - international holding
                                                                          company registered to do business in

NRGenerating Holdings (No. 2) GmbH     08/15/2000     Switzerland         Swiss holding company for Flinders
                                                                          project in South Australia

NRGenerating Holdings (No. 21) B.V.    04/07/2000     Netherlands         inactive - international holding
                                                                          company registered to do business in


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRGenerating Holdings (No. 22) B.V.    04/07/2000     Netherlands         inactive - international holding
                                                                          company registered to do business in

NRGenerating Holdings (No. 23) B.V.    04/07/2000     Netherlands         inactive - international holding
                                                                          company registered to do business in

NRGenerating Holdings (No. 3) B.V.     09/04/1995     Netherlands         inactive - Dutch holding company
                                                                          registered to do business in Australia
                                                                          - hold for Flinders bid in Australia
                                                                          (development projects) [HOLD for SHAUN]

NRGenerating Holdings (No. 4) B.V.     09/04/1995     Netherlands         Dutch holding company in Loy Yang Power
                                                                          Partners, Loy Yang Power Management Pty
                                                                          Ltd and Loy Yang Power Projects Pty Ltd
                                                                          in Australia

NRGenerating Holdings (No. 5) B.V.     02/09/1996     Netherlands         Dutch holding company in NRG
                                                                          Energeticky Provoz, s.r.o. in the Czech
                                                                          Republic

NRGenerating Holdings (No. 6) B.V.     02/09/1996     Netherlands         inactive - Dutch holding company
                                                                          registered to do business in Australia
                                                                          - hold for Ecogen assets in Victoria /
                                                                          Transalta and AGL) [HOLD for SHAUN]

NRGenerating Holdings (No. 7) B.V.     03/27/1996     Netherlands         inactive - international holding
                                                                          company for West Java O&M company in
                                                                          formation in Indonesia

NRGenerating Holdings (No. 8) B.V.     03/27/1996     Netherlands         inactive - international holding
                                                                          company for West Java O&M company in
                                                                          formation in Indonesia

NRGenerating Holdings (No. 9) B.V.     03/27/1996     Netherlands         Dutch holding company registered to do
                                                                          business in Turkey for consortium
                                                                          called Kanel Kangal Elektrik Limited
                                                                          Sirketi

NRGenerating Holdings GmbH             12/03/1999     Switzerland         Swiss holding company for SLAP

NRGenerating II (Gibraltar)            10/06/2000     Gibraltar           inactive - Gibraltar entity formed to
                                                                          assist with the ___________ holding
                                                                          structure through Luxembourg


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
NRGenerating III (Gibraltar)           10/06/2000     Gibraltar           inactive - Gibraltar entity formed to
                                                                          assist with the ___________ holding
                                                                          structure through Luxembourg

NRGenerating International B.V.        07/15/1993     Netherlands         Dutch holding company

NRGenerating Luxembourg (No. 1)        08/08/2000     Luxembourg          Luxembourg entity formed in connection
S.a.r.l.                                                                  with the Flinders project

NRGenerating Luxembourg (No. 2)        08/08/2000     Luxembourg          Luxembourg entity formed in connection
S.a.r.l.                                                                  with the Flinders project

NRGenerating Rupali B.V.               06/12/1995     Netherlands         inactive - international holding
                                                                          company for Rupali oil fired power
                                                                          plant bid in Pakistan

NRGenerating, Ltd.                     01/04/2000     United Kingdom      UK holding company for Killingholme
                                                                          structure in England

O Brien Biogas (Mazzaro), Inc.         02/26/1990     Delaware            landfill gas collection system for
                                                                          project in Pennsylvania

O Brien Biogas IV LLC                  07/08/1997     Delaware            landfill gas fueled power generation
                                                                          for Edgeboro project in New Jersey

O Brien California Cogen Limited       01/12/1988     California          owns Artesia cogeneration facility in
                                                                          California

O Brien Cogeneration, Inc. II          12/31/1985     Delaware            general partner in O'Brien California
                                                                          Cogen Limited

O Brien Standby Power Energy, Inc.     12/06/1988     Delaware            landfill gas fueled power generation
                                                                          for SKB project in Pennsylvania


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Okeechobee Power I, Inc.               02/05/1992     Delaware            general partner in Cypress Energy
                                                                          Partners, Limited Partnership

Okeechobee Power II, Inc.              02/05/1992     Delaware            general partner in Kissimee Power
                                                                          Partners, Limited Partnership

Okeechobee Power III, Inc.             02/05/1992     Delaware            limited partner in Kissimee Power
                                                                          Partners, Limited Partnership

ONSITE Energy, Inc.                    01/22/1986     Oregon              domestic holding company for ONSITE
                                                                          Soledad, Inc. and ONSITE Marianas
                                                                          Corporation; also indirectly holds
                                                                          general partner interest in Mt. Poso
                                                                          project and limited partner interest in
                                                                          Turners Falls project

ONSITE Funding Corporation             06/10/1988     Oregon              inactive - provides funding to various
                                                                          ONSITE projects

ONSITE Limited Partnership No. 1       06/08/1987     Oregon              inactive - owned cogeneration
                                                                          facilities for bakery in Los Angeles or
                                                                          dairy in Michigan

ONSITE Marianas Corporation            04/06/1988     Commonwealth of     inactive - owned and operated Marianas
                                                      the Northern        solar energy plant in the Commonwealth
                                                      Marianas Islands    of Northern Mariana Islands in Pacific
                                                                          Ocean

ONSITE Soledad, Inc.                   02/06/1989     Oregon              inactive - owned and operated Soledad
                                                                          wood burning power plant in California

ONSITE/US Power Limited Partnership                   New Jersey          inactive - owned Crossroads
No. 1                                                                     cogeneration facility in New Jersey

Orrington Waste, Ltd. Limited          01/13/1993     Oregon              provides waste disposal services to
Partnership                                                               municipalities to be delivered to waste
                                                                          disposal operators in Maine, including
                                                                          Penobscot Energy Recovery Company

Oswego Harbor Power LLC                03/30/1999     Delaware            This company was formed for the purpose
                                                                          of acquiring, operating and owning two,
                                                                          850 MW oil-fired operating units and
                                                                          four retired units


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
OU Nrg Energy Est                      07/14/2000     Estonia             provides international business
                                                                          development services in Estonia

P.T. Dayalistrik Pratama               05/15/1996     Indonesia           will own and construct West Java coal
                                                                          fired power plant in Indonesia

Pacific Crockett Energy, Inc.          02/06/1997     Utah                general partner in Crockett
                                                                          Cogeneration, A California Limited
                                                                          Partnership

Pacific Crockett Holdings, Inc.        02/14/1991     Oregon              domestic holding company for Pacific
                                                                          Crockett Energy, Inc.

Pacific Generation Company             08/03/1984     Oregon              domestic holding company acquired by
                                                                          NRG (formerly a wholly owned subsidiary
                                                                          of PacifiCorp Holdings, Inc. which
                                                                          developed, built, owned, operated and
                                                                          managed energy production facilities);
                                                                          also a limited partner in Camas Power
                                                                          Boiler Limited Partnership

Pacific Generation Development                        Oregon              inactive - provided domestic business
Company                                                                   development services

Pacific Generation Holdings Company    01/12/1995     Oregon              domestic holding company for Pacific
                                                                          Generation Funding and Pacific
                                                                          Recycling Energy; holds limited partner
                                                                          interests in Carolina Energy, Ltd Ptshp
                                                                          and Project Finance Fund III; and
                                                                          indirectly holds general partner
                                                                          interest in Kingston Cogen  Ltd Ptshp

Pacific Generation Resources Company   11/21/1991     Oregon              domestic holding company which holds
                                                                          limited partner interest in Long Island
                                                                          Cogeneration, L.P.; holds limited and
                                                                          general partner interests in
                                                                          Curtis/Palmer, Windpower 87 and
                                                                          Windpower 88 projects; general partner
                                                                          in ENI Chester, Limited Partnership

Pacific Kingston Energy, Inc.          12/21/1995     Canada (Ontario)    general partner in Kingston
                                                                          Cogeneration Limited Partnership

Pacific Orrington Energy, Inc.         11/24/1992     Oregon              holds general and limited partner
                                                                          interests in Orrington Waste, Ltd.,
                                                                          Limited Partnership

Pacific Recycling Energy, Inc.         12/15/1995     Oregon              inactive - provided business
                                                                          development services for
                                                                          waste-to-energy projects


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Pacific-Mt. Poso Corporation           06/08/1987     Oregon              general partner in Mt. Poso
                                                                          Cogeneration Company, A California
                                                                          Limited Partnership

Penobscot Energy Recovery Company,     08/15/1985     Maine               owns waste-to-energy facility in
Limited Partnership                                                       Orrington, Maine

Power Operations, Inc.                 11/06/1996     Delaware            provides O&M services for Artesia,
                                                                          Cadillac, Newark and Parlin projects

Project Finance Fund III, L.P.         10/28/1994     Delaware            funding vehicle for various (primarily)
                                                                          international operating projects

Prva Regulacna s.r.o.                  08/10/1998     Slovakia            Slovakian branch of Entrade GmbH

Pyro-Pacific Operating Company         06/19/1987     California          operates Mt. Poso cogeneration facility
                                                                          in California

Reid Gardner Power LLC                 11/15/2000     Delaware            605 MW four coal-fired units of the
                                                                          Reid Gardner power station and certain
                                                                          other related assets in Nevada

Rocky Road Power, LLC                                 Delaware            holding ownership in generation
                                                                          facility in Dundee, Illinois.

Rybnik Power B.V.                      03/17/1999     Netherlands         international holding company for
                                                                          Rybnik project in Poland

Saale Energie GmbH                     11/10/1993     Germany             German holding company in Kraftwerk
                                                                          Schkopau Betriebsgesellschaft mbH,
                                                                          Kraftwerk Schkopau GbR and Saale
                                                                          Energie Services GmbH

Saale Energie Services GmbH            12/16/1994     Germany             provides consulting services to MIBRAG
                                                                          (Germany)


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Sachsen Holding B.V.                   02/04/1994     Netherlands         Dutch holding company ifor P.T.
                                                                          Dayalistrik Pratama in Indonesia

San Bernardino Landfill Gas Limited    09/18/1997     California          limited partner to landfill gas
Partnership, a California limited                                         collection system for project in
partnership                                                               California

San Joaquin Valley Energy I, Inc.      01/21/1992     California          general partner in San Joaquin Valley
                                                                          Energy Partners I, L.P.

San Joaquin Valley Energy IV, Inc.     04/29/1992     California          general partner in San Joaquin Valley
                                                                          Energy Partners IV, L.P. and
                                                                          Bioconversion Partners, L.P.

San Joaquin Valley Energy Partners     04/30/1992     California          owns and operates three biomass
I, L.P.                                                                   waste-fuel power plants (Chowchilla II,
                                                                          El Nido and Madera) in California

San Joaquin Valley Energy Partners     05/20/1992     California          holds remaining non-operating assets of
IV, L.P.                                                                  biomass waste-fuel power plant
                                                                          (Chowchilla I) in California

Scoria Incorporated                    07/20/1990     Minnesota           holds license for synthetic coal
                                                                          technology

Scudder Latin American Power I-C       07/05/1995     Cayman Islands,     investment company which owns
L.D.C.                                                British West        (primarily passive) investments in
                                                      Indies              Latin American power projects

Scudder Latin American Power II-C      12/15/1997     Cayman Islands,     investment company which owns
L.D.C.                                                British West        (primarily passive) investments in
                                                      Indies              Latin American power projects -
                                                                          phase II

Scudder Latin American Power           12/15/1997     Cayman Islands,     investment company which owns
II-Corporation A                                      British West        (primarily passive) investments in
                                                      Indies              Latin American power projects -
                                                                          phase II

Scudder Latin American Power           12/15/1997     Cayman Islands,     investment company which owns
II-Corporation B                                      British West        (primarily passive) investments in
                                                      Indies              Latin American power projects -
                                                                          phase II


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Scudder Latin American Power II-P      12/15/1997     Cayman Islands,     investment company which owns
L.D.C.                                                British West        (primarily passive) investments in
                                                      Indies              Latin American power projects -
                                                                          phase II

Scudder Latin American Power I-P       07/05/1995     Cayman Islands,     investment company which owns
L.D.C.                                                British West        (primarily passive) investments in
                                                      Indies              Latin American power projects

Somerset Operations Inc.               11/17/1998     Delaware            proposed operator for Somerset coal
                                                                          fired power plant in Massachusetts

Somerset Power LLC                     11/17/1998     Delaware            This company was formed for the purpose
                                                                          of acquiring, operating and owning the
                                                                          electric generating plant in Somerset,
                                                                          Massachusetts

South Central Generation Holding LLC   01/12/2000     Delaware            to hold 50% interest in NRG Central
                                                                          Generating LLC (issuer in the Cajun
                                                                          deal)

Southwest Generation LLC               11/15/2000     Delaware            holding company for Clark and Reid
                                                                          Gardner project companies

Southwest Power Holdings LLC           11/15/2000     Delaware            holding company for Southwest
                                                                          Generation LLC and Clark and Reid
                                                                          Gardner project in Nevada

SRW Cogeneration Limited Partnership                                      owner of the Sabine River 450 MW
                                                                          gas-fired cogeneration project under
                                                                          construction in Orange, Texas

Sterling (Gibraltar)                   02/08/2000     Gibraltar           Gibraltar entity formed to assist with
                                                                          the NRGenerating, Ltd./UK holding
                                                                          structure through Luxembourg

Sterling Luxembourg (No. 1) s.a.r.l.   02/11/2000     Luxembourg          Luxembourg entity formed to hold Luxco2
                                                                          as a part of the NRGenerating, Ltd.
                                                                          holding structure in the UK

Sterling Luxembourg (No. 2) s.a.r.l.   02/11/2000     Luxembourg          Luxembourg entity formed to hold the
                                                                          Swiss branch as a part of the
                                                                          NRGenerating, Ltd. holding structure in
                                                                          the UK


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Sterling Luxembourg (No. 3) s.a.r.l.   03/10/2000     Luxembourg          Luxembourg entity formed as a part of
                                                                          the Sterling holding structure in the UK

Sterling Luxembourg (No. 4) s.a.r.l.   03/10/2000     Luxembourg          Luxembourg entity formed as a part of
                                                                          the Sterling holding structure in the UK

STS Hydropower Ltd.                    08/11/1987     Michigan            owns and operates hydroelectric
                                                                          projects in California, Colorado,
                                                                          Michigan, Virginia and Washington

Suncook Energy LLC                     10/14/1997     Delaware            landfill gas fueled power generation
                                                                          for Nashua project in New Hampshire

Sunnyside Operations Associates L.P.   02/15/1995     Delaware            operates waste coal power plant in Utah

Sunshine State Power (No. 2) B.V.      02/24/1994     Netherlands         Dutch holding company which holds a
                                                                          17.5% undivided interest in Gladstone
                                                                          Power Station Joint Venture in Australia

Sunshine State Power B.V.              11/11/1993     Netherlands         Dutch holding company which holds a 20%
                                                                          undivided interest in Gladstone Power
                                                                          Station Joint Venture in Australia

Tacoma Energy Recovery Company         06/24/1999     Delaware            operate and manage power plant for City
                                                                          of Tacoma

Termo Santander Holding (Alpha),                                          entity formed to purchase and
L.L.C.                                                                    thereafter sell certain equipment to
                                                                          Rocky Road Power, LLC

The PowerSmith Cogeneration            09/03/1987     Delaware            owns PowerSmith cogeneration facility
Project, Limited Partnership                                              in Oklahoma

Tosli (Gibraltar) B.V.                 05/24/1999     Netherlands         Dutch company formed to assist with
                                                                          Cobee tender offer


          SUBSIDIARY NAME                DATE OF        STATE OF                    DESCRIPTION
          ---------------             INCORPORATION   INCORPORATION                 -----------
                                      -------------   -------------
Tosli Acquisition B.V.                 05/28/1999     Netherlands         Dutch company formed to tender Cobee
                                                                          shares

Tosli Investments N.V.                 05/14/1987     Netherlands         Dutch holding company for Compania
                                                                          Boliviana de Energia Electrica S.A. in
                                                                          Latin America

Tosli Luxembourg (No. 1) s.a.r.l.      10/01/1999     Luxembourg          Luxembourg entity formed in connection
                                                                          with the Bulo-Bulo greenfield project

Tosli Luxembourg (No. 2) s.a.r.l.      10/01/1999     Luxembourg          Luxembourg entity formed in connection
                                                                          with the Bulo-Bulo greenfield project
                                                                          (Swiss branch)

Turners Falls Limited Partnership                     Massachusetts       owns Turners Falls cogeneration
                                                                          facility in Massachusetts

Valmy Power LLC                        10/16/2000     Delaware            holding company for NRG's 50% interest
                                                                          in the two coal-fired units of the
                                                                          Valmy power station (which SPR owns
                                                                          jointly with Idaho Power Company), and
                                                                          its 100% interest in two related gas
                                                                          and oil fired units, together with
                                                                          certain other related assets

Vienna Operations Inc.                 05/08/2000     Delaware            to act as a special purpose operating
                                                                          company to provide O&M services
                                                                          pursuant to a contract with Vienna
                                                                          Power LLC

Vienna Power LLC                       05/08/2000     Delaware            entity holding title to 170 MW oil
                                                                          fired generating station located in
                                                                          Vienna, Maryland

Wainstones Power Limited               11/10/1997     United Kingdom      will build, own and operate 800MW
                                                                          combined cycle gas turbine power plant
                                                                          on greenfield site at Langage England
                                                                          (f/k/a Plymouth Energy Centre)

WCP (Generation) Holdings LLC          06/17/1999     Delaware            Holding company for West Coast Financing

West Coast Power LLC                   02/09/1999     Delaware            West coast holding company entity
                                                                          designed to facilitate west coast asset
                                                                          pool financing (El Segundo, Long
                                                                          Beach, Cabrill I&II)